EXHIBIT 99.1

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                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  as Depositor


                         U.S. BANK NATIONAL ASSOCIATION,
                               as Grantor Trustee


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 as Master Servicer and Securities Administrator


                                       and


                            EMC MORTGAGE CORPORATION,
                                    as Seller


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                               SERVICING AGREEMENT

                          Dated as of February 28, 2005

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                 Structured Asset Mortgage Investments II. Inc.
                         Bear Stearns ARM Trust 2005-2,
                      Mortgage-Backed Notes, Series 2005-2

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                                                 TABLE OF CONTENTS

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ARTICLE I
Definitions.......................................................................................................2
Section 1.01      Definitions.....................................................................................2
Section 1.02      Other Definitional Provisions...................................................................2
Section 1.03      Representations and Warranties Regarding the Master Servicer....................................3

ARTICLE II
Administration and Servicing of Mortgage Loans....................................................................4
Section 2.01      Master Servicer.................................................................................4
Section 2.02      Monitoring of Servicer..........................................................................5
Section 2.03      Fidelity Bond...................................................................................6
Section 2.04      Power to Act; Procedures........................................................................7
Section 2.05      Due-on-Sale Clauses; Assumption Agreements......................................................7
Section 2.06      Release of Mortgage Files.......................................................................7
Section 2.07      Documents, Records and Funds in Possession of Master Servicer To Be Held for the Grantor
                  Trustee.........................................................................................8
Section 2.08      Standard Hazard Insurance and Flood Insurance Policies..........................................9
Section 2.09      Presentment of Claims and Collection of Proceeds................................................9
Section 2.10      Maintenance of the Primary Mortgage Insurance Policies.........................................10
Section 2.11      Grantor Trustee to Retain Possession of Certain Insurance Policies and Documents...............10
Section 2.12      Realization Upon Defaulted Mortgage Loans......................................................11
Section 2.13      Compensation for the Master Servicer...........................................................11
Section 2.14      REO Property...................................................................................11
Section 2.15      Annual Officer's Certificate as to Compliance..................................................12
Section 2.16      Annual Independent Accountant's Servicing Report...............................................12
Section 2.17      Reserved.......................................................................................13
Section 2.18      UCC............................................................................................13
Section 2.19      Foreclosure Proceedings, and Optional Purchase of Delinquent and Defaulted Mortgage Loans......13
Section 2.20      Monthly Advances...............................................................................13
Section 2.21      Compensating Interest Payments.................................................................14

ARTICLE III
Accounts.........................................................................................................15
Section 3.01      Protected Accounts.............................................................................15
Section 3.02      Master Servicer Collection Account.............................................................16
Section 3.03      Permitted Withdrawals and Transfers from the Master Servicer Collection Account................18

ARTICLE IV
The Master Servicer..............................................................................................19
Section 4.01      Liabilities of the Master Servicer.............................................................19
Section 4.02      Merger or Consolidation of the Master Servicer.................................................19


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                                                 TABLE OF CONTENTS

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Section 4.03      Indemnification  of the Grantor  Trustee,  Owner Trustee,  the Master Servicer and
                  the Securities Administrator...................................................................19
Section 4.04      Limitations on Liability of the Master Servicer and Others.....................................20
Section 4.05      Master Servicer Not to Resign..................................................................21
Section 4.06      Successor Master Servicer......................................................................21
Section 4.07      Sale and Assignment of Master Servicing........................................................21

ARTICLE V
Default..........................................................................................................23
Section 5.01      Master Servicer Events of Default..............................................................23
Section 5.02      Grantor Trustee to Act; Appointment of Successor...............................................25
Section 5.03      Notification to Grantor Trust Certificateholders...............................................26
Section 5.04      Waiver of Defaults.............................................................................26

ARTICLE VI
Miscellaneous Provisions.........................................................................................27
Section 6.01      Amendment......................................................................................27
Section 6.02      Recordation of Agreement.......................................................................28
Section 6.03      Governing Law..................................................................................28
Section 6.04      Notices........................................................................................28
Section 6.05      Severability of Provisions.....................................................................29
Section 6.06      Successors and Assigns.........................................................................29
Section 6.07      Article and Section Headings...................................................................29
Section 6.08      Counterparts...................................................................................29
Section 6.09      Notice to Rating Agencies......................................................................29
Section 6.10      Termination....................................................................................30
Section 6.11      No Petition....................................................................................30
Section 6.12      No Recourse....................................................................................30
Section 6.13      Additional Terms Regarding Indenture...........................................................30
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EXHIBITS

Exhibit A.........-        Mortgage Loan Schedule
Exhibit B.........-        Wells Fargo Servicing Agreement




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                               SERVICING AGREEMENT

         Servicing Agreement, dated as of February 28, 2005 (the "Agreement"), among Structured Asset Mortgage Investments II Inc. a Delaware corporation, as depositor (the "Depositor"), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as grantor trustee (the "Grantor Trustee"), Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in that capacity, the "Master Servicer") and as securities administrator (in that capacity, the "Securities Administrator") and EMC Mortgage Corporation, as seller (the "Seller").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from EMC pursuant to the Mortgage Loan Purchase Agreement. The Depositor will establish Bear Stearns ARM Grantor Trust 2005-2, a New York trust (the "Grantor Trust") pursuant to a Grantor Trust Agreement, dated as of February 1, 2005. The Depositor will deposit the Mortgage Loans into the Grantor Trust in exchange for the Class A Grantor Trust Certificates, which will evidence the entire beneficial ownership interest in the Mortgage Loans (such certificate being referred to herein as the "Grantor Trust Certificate"). Prior to the Closing Date, pursuant to a Trust Agreement, as amended and restated on the Closing Date, the Depositor created Bear Stearns ARM Trust 2005-2, a Delaware statutory trust, for the purpose of issuing the Owner Trust Certificates (the "Owner Trust Certificates") in exchange for the Grantor Trust Certificate pursuant to the Trust Agreement, and the Notes, pursuant to the Indenture. Pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in and to the Grantor Trust Certificate and other property acquired from the Depositor to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. The Depositor will receive from the Issuer the Owner Trust Certificates evidencing the entire beneficial ownership interest in the Issuer and the Notes representing indebtedness of the Issuer.

         In consideration of the mutual agreements herein contained, each of the Depositor, the Master Servicer and the Grantor Trustee undertakes and agrees to perform its duties hereunder as follows:



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                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 OTHER DEFINITIONAL PROVISIONS. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.




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         Section 1.03 REPRESENTATIONS AND WARRANTIES REGARDING THE MASTER
SERVICER. The Master Servicer represents and warrants to the Grantor Trustee, for the benefit of the Grantor Trust Certificateholders, to the Indenture Trustee, for the benefit of the Noteholders, to the Issuer, as pledgee of the Grantor Trust Certificate, and to the Owner Trustee, on behalf of the Holder of the Owner Trust Certificate, as of the Cut-off Date, as follows:

                  (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

                  (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Grantor Trust Certificate which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.



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                                   ARTICLE II

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 2.01 MASTER SERVICER. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Wells Fargo Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the Wells Fargo Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in the Grantor Trust Agreement and the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the Wells Fargo Servicing Agreement. Notwithstanding anything in this Agreement or the Wells Fargo Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of the Servicer or enforce the obligations of the Servicer under the Wells Fargo Servicing Agreement with respect to any Pledged Assets securing any Pledged Asset Loan, including, without limitation, the collection of any amounts owing to the Grantor Trust in respect therof.

         The Grantor Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Grantor Trustee shall not be liable for the Servicer's or the Master Servicer's use or misuse of such powers of attorney.

         The Grantor Trustee shall provide access to the records and documentation in possession of the Grantor Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Grantor Trustee. The Grantor Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Grantor Trustee's actual costs.

         The Grantor Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee's sale or other


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documents necessary or reasonably desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 2.02 MONITORING OF SERVICER. (a) The Master Servicer shall be responsible for reporting to the Grantor Trustee and the Depositor the compliance by the Servicer with its duties under the Wells Fargo Servicing Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of the Wells Fargo Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Wells Fargo Servicing Agreement, or that a notice should be sent pursuant to the Wells Fargo Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Grantor Trustee thereof in writing. Pursuant to its receipt of such written notification from the Master Servicer, the Grantor Trustee shall issue such notice of termination to the Servicer or take such other action as it deems appropriate.

         (b) In the event that the Servicer fails to perform its obligations in accordance with the Wells Fargo Servicing Agreement, subject to the preceding paragraph, the Grantor Trustee shall terminate the rights and obligations of the Servicer and enter into a new Servicing Agreement with a successor Servicer selected by the Grantor Trustee; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Wells Fargo Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Grantor Trustee, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Grantor Trustee shall pay the costs of such enforcement at its own expense, provided that the Grantor Trustee shall not be required to prosecute or defend any legal action except to the extent that the Grantor Trustee shall have received reasonable indemnity for its costs and expenses in pursuing such action. Nothing herein shall impose any obligation on the part of the Grantor Trustee to assume or succeed to the duties or obligations of the Servicer or the Master Servicer.

         (c) To the extent that the costs and expenses of the Grantor Trustee related to any termination of the Servicer, appointment of a successor servicer or the transfer and assumption of servicing by a successor Servicer with respect to the Wells Fargo Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the Wells Fargo Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Grantor Trustee shall be


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entitled to reimbursement of such costs and expenses from the Master Servicer
Collection Account.

         (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Wells Fargo Servicing Agreement.

         (e) If the Grantor Trustee acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         Section 2.03 FIDELITY BOND. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.



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         Section 2.04 POWER TO ACT; PROCEDURES. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Grantor Trust Certificateholders and the Grantor Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages,
(iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable. The Grantor Trustee shall furnish the Servicer or the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage
Loans or the Mortgaged Property, in accordance with the Wells Fargo Servicing Agreement and this Agreement, and the Grantor Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Grantor Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Grantor Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Grantor Trustee or that the Grantor Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Grantor Trustee in the appointment of a co-trustee pursuant to the Grantor Trust Agreement. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuer or the Grantor Trustee, be deemed to be the agent of the Issuer or the Grantor Trustee.

         Section 2.05 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. To the extent provided in the Wells Fargo Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Wells Fargo Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Wells Fargo Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Wells Fargo Servicing Agreement.

         Section 2.06 RELEASE OF MORTGAGE FILES. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Grantor Trust Certificateholders on the next Payment Date, the Servicer will, if required under the Wells Fargo Servicing Agreement, promptly furnish to the Grantor Trustee two copies of a certification substantially in the form of Exhibit Four to the Custodial Agreement signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that


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all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Servicer pursuant to the Wells Fargo Servicing Agreement have been so deposited) and shall request that the Grantor Trustee deliver or cause the Custodian to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Grantor Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the Servicer and the Grantor Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Grantor Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the Wells Fargo Servicing Agreement, the Grantor Trustee shall execute such documents as shall be prepared and furnished to the Grantor Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Grantor Trustee) and as are necessary to the prosecution of any such proceedings. The Grantor Trustee shall, upon the request of the Servicer or the Master Servicer, and delivery to the Grantor Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit Four to the Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the Custodian to release the related Mortgage File held in its or the Custodian's possession or control to the Servicer or the Master Servicer, as applicable. The Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Grantor Trustee or the Custodian when the need therefor by the Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Grantor Trustee or the Custodian to the Servicer or the Master Servicer.

         Section 2.07 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR THE GRANTOR Trustee. (a) The Master Servicer shall transmit and the Servicer (to the extent required by the Wells Fargo Servicing Agreement) shall transmit to the Grantor Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the Wells Fargo Servicing Agreement, to be delivered to the Grantor Trustee. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Depositor and the Grantor Trustee subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicer Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its Servicing Fee and other amounts as provided in the Wells Fargo Servicing Agreement. The Master Servicer shall, and (to the extent provided in the Wells Fargo Servicing Agreement) shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Issuer, the Grantor Trustee,


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and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Grantor Trust Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Grantor Trustee and the Grantor Trust Certificateholders and shall be and remain the sole and exclusive property of the Grantor Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to set off against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Wells Fargo Servicing Agreement.

         Section 2.08 STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES.
(a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Wells Fargo Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the Wells Fargo Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Wells Fargo Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 3.01, any amounts collected by the Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Wells Fargo Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to the Indenture. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Grantor Trust Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to the Indenture.

         Section 2.09 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The Master Servicer shall (to the extent provided in the Wells Fargo Servicing Agreement) cause the Servicer to prepare and present on behalf of the Depositor, the Grantor Trustee and the Grantor Trust Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 2.10 MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES.
(a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Wells Fargo Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Wells Fargo Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to cause the Servicer (to the extent required under the Wells Fargo Servicing Agreement) to present, on behalf of the Depositor, the Grantor Trustee and the Grantor Trust Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to the Indenture, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to the Indenture.

         Section 2.11 GRANTOR TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS. The Grantor Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Grantor Trust Certificates have been distributed in full and the Grantor Trust Agreement has been terminated in accordance with the Grantor Trust Agreement, the Grantor Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Grantor Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 2.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS. For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicer (to the extent required under and subject to the provisions of the Wells Fargo Servicing Agreement and subject to the provisions of Section 2.19 hereof) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans, as come and continue to be in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the Wells Fargo Servicing Agreement.

         Section 2.13 COMPENSATION FOR THE MASTER SERVICER. On each Payment Date the Master Servicer shall be entitled to all income and gain realized for a period of two (2) Business Days from any investment of funds in the Master Servicer Collection Account, pursuant to Article III, for the performance of its activities hereunder (the "Master Servicer Compensation"). The remainder of such investment income shall be payable to the Holders of the Class B Grantor Trust Certificate as set forth in the Grantor Trust Agreement. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the Servicer and shall not be deposited in the Protected Account. Moreover, additional servicing compensation in the form of investment income on amounts in the Protected Account and other receipts not required to be deposited in the Protected Account as specified in Section 3.01 shall be retained by the Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and, in addition the fees of the Grantor Trustee, Indenture Trustee and any Custodian as agreed on by each such party and the Master Servicer, and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 2.14 REO PROPERTY. (a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Grantor Trustee, or to its nominee, on behalf of the Grantor Trust Certificateholders. The Master Servicer shall, to the extent provided in the Wells Fargo Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of the Wells Fargo Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by the Wells Fargo Servicing Agreement.

         (b) The Master Servicer shall, to the extent required by the Wells Fargo Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the Wells Fargo Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

         Section 2.15 ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE. (a) The Master Servicer shall deliver to the Grantor Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2006, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under the Wells Fargo Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Grantor Trust Certificateholder upon request, by the Master Servicer or by the Grantor Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Grantor Trustee with such statement or (ii) the Grantor Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 2.16 ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT; MASTER SERVICER CERTIFICATION. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Grantor Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2006 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Grantor Trust

Certificateholder upon request by the Master Servicer, or by the Grantor Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Grantor Trustee whether such exceptions have been or are susceptible of cure and will take prompt action to do so.

         Prior to (i) March 15, 2006 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of the Servicer, in each case, required to be delivered pursuant to the Wells Fargo Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to this Agreement.

         Section 2.17 RESERVED.

         Section 2.18 UCC. The Depositor shall inform the Grantor Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Grantor Trustee promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Grantor Trustee will execute any continuation statements prepared by the Depositor and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 2.19 FORECLOSURE PROCEEDINGS, AND OPTIONAL PURCHASE OF DELINQUENT AND DEFAULTED MORTGAGE LOANS. (a) For so long as (i) the Investor holds all of the Classes of Privately Offered Notes (other than any such Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and (ii) has not forfeited its rights set forth in Section 4.02 of the Wells Fargo Servicing Agreement, the Master Servicer (A) shall promptly notify the Investor of its receipt of any Foreclosure Notice and any Non-Foreclosure Notice and (B) shall promptly notify the Investor of the Fair Value Prices (as defined in the Wells Fargo Servicing Agreement) and related calculations of the purchase price of the Mortgage Loans determined pursuant to
Section 4.02 of the Wells Fargo Servicing Agreement. In the event that the Investor has notified the Master Servicer in writing that the Investor no longer holds all of the Privately Offered Notes (other than any such Note with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Master Servicer) and the Certificates and the Servicer, as applicable, has notified the Master Servicer that the Investor has forfeited its rights set forth in Section 4.02 of the Wells Fargo Servicing Agreement, the Master Servicer shall provide the Servicer with an Expiration Notice indicating such event.

         Section 2.20 MONTHLY ADVANCES. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an advance pursuant to the Wells Fargo Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Grantor Trustee

(solely in its capacity as successor Servicer) will deposit in the Master Servicer Collection Account not later than the related Payment Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Grantor Trustee determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Grantor Trustee (solely in its capacity as successor Servicer) shall continue to make such advances through the date that the Servicer is required to do so under the Wells Fargo Servicing Agreement. If the Grantor Trustee deems an advance to be a Nonrecoverable Advance, on the Payment Date, the Grantor Trustee shall present an Officer's Certificate to the Securities Administrator (i) stating that the Grantor Trustee elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         Section 2.21 COMPENSATING INTEREST PAYMENTS. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under the Wells Fargo Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicing Compensation for such Payment Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

                                   ARTICLE III

                                    ACCOUNTS

         Section 3.01 PROTECTED ACCOUNTS. (a) The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the Wells Fargo Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within two (2) Business Days (or as of such other time specified in the Wells Fargo Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the Wells Fargo Servicing Agreement in the case of the Servicer) and all other amounts to be deposited in the Protected Account. The Protected Account shall be an Eligible Account. The Servicer is hereby authorized to make withdrawals from and deposits to the Protected Account for purposes required or permitted by this Agreement. To the extent provided in the Wells Fargo Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Grantor Trustee for the benefit of the Grantor Trust Certificateholders.

         (b) To the extent provided in the Wells Fargo Servicing Agreement, amounts on deposit in the Protected Account may be invested in Permitted Investments in the name of the Grantor Trustee for the benefit of Grantor Trust Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 3.01 shall be paid to the Servicer under the Wells Fargo Servicing Agreement, and the risk of loss of moneys required to be distributed to the Grantor Trust Certificateholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent required by the Wells Fargo Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Grantor Trust Certificateholders.

         (c) To the extent required by the Wells Fargo Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the Wells Fargo Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

                  (ii) Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

                  (iii) Principal Prepayments in part received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

                  (iv) Any amount to be used as a Monthly Advance.

         (d) Withdrawals may be made from the Protected Account only to make remittances as provided in Section 3.01(c) of this Agreement and as provided in the Indenture; to reimburse the Master Servicer or the Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 6.10. As provided in Section 3.02 of this Agreement and Section 3.25 of the Indenture certain amounts otherwise due to the Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account or the Payment Account.

         Section 3.02 MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer shall establish and maintain in the name of the Grantor Trustee, for the benefit of the Grantor Trust Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer shall deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                  (i) Any amounts withdrawn from the Protected Account;

                  (ii) Any Monthly Advance and any Compensating Interest
Payments;

                  (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;

                  (iv) The Repurchase Price with respect to any Mortgage Loans purchased by EMC pursuant to the Mortgage Loan Purchase Agreement or the Grantor Trust Agreement and any amounts which are to be treated pursuant to the Grantor Trust Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by EMC;

                  (v) Any amounts required to be deposited by the Master Servicer or the Holder of the Class B Grantor Trust Certificate with respect to losses on investments of deposits in the Master Servicer Collection Account; and

                  (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Grantor Trustee in trust for the benefit of the Grantor Trust Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 3.25(a)(i), (ii), (iii), (iv), (vi), (vii), (viii), (ix), (x), (xi) and (xii) of the Indenture, need not be credited by the Master Servicer or the Servicer to the Master Servicer Collection Account or remitted by the Master Servicer or Servicer to the Securities Administrator for deposit in the Payment Account, as applicable. In the event that the Master Servicer shall remit or cause to be remitted to the Securities Administrator for deposit to the Payment Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Grantor Trustee, or its nominee, for the benefit of the Grantor Trust Certificateholders, in Permitted Investments as directed by the Master Servicer and consented to by the Class B Grantor Trust Certificateholder (which consent shall not be unreasonably withheld or delayed). All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Account from time to time shall be for the account of the Master Servicer and the Class B Grantor Trust Certificateholder as set forth in this Agreement. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Collection Account, subject to any required distributions to the Class B Grantor Trust Certificateholder on each Payment Date. The risk of loss of moneys required to be distributed to the Grantor Trust Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer and the Class B Grantor Trust Certificateholder. The Master Servicer shall deposit the amount of any related Loss Allocation Amount payable by it in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Account Deposit Date on which the moneys so invested are required to be remitted to the Securities Administrator.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Master Servicer Collection Account pursuant to subclauses
(i) through (iv) of Section 3.05 of the Indenture or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being remitted to the Securities Administrator for deposit in the Payment Account under Section 3.03 of this Agreement.

         Section 3.03 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer will, from time to time on demand of the Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Wells Fargo Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 6.10 and remove amounts from time to time deposited in error.

         (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses, costs and liabilities recoverable by the Master Servicer or the Securities Administrator pursuant to any provision of any Basic Document as provided in this Agreement and the Indenture and (ii) any amounts payable to the Master Servicer as set forth in the Indenture; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 4.03.

         (c) In addition, on or before each Payment Account Deposit Date, the Master Servicer shall deposit in the Payment Account any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

         (d) No later than 3:00 p.m. New York time on each Payment Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Securities Administrator for deposit in the Payment Account. No later than the third Business Day of each month, the Master Servicer will remit to the Securities Administrator the amount of investment income on funds in the Master Servicing Collection Account payable to the Holder of the Class B Grantor Trust Certificate pursuant to Section 3.02(c).

                                   ARTICLE IV

                               THE MASTER SERVICER

         Section 4.01 LIABILITIES OF THE MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 4.02 MERGER OR CONSOLIDATION OF THE MASTER SERVICER. (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 4.03 INDEMNIFICATION OF THE GRANTOR TRUSTEE, OWNER TRUSTEE, THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR. The Master Servicer agrees to indemnify the Grantor Trustee, the Depositor and the Securities Administrator (each an "Indemnified Person") for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Wells Fargo Servicing Agreement, the Assignment Agreement or the Grantor Trust Certificates or the powers of attorney delivered by the Grantor Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer's failure to receive any such notice shall not affect an Indemnified Persons' right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Grantor Trustee, the Master Servicer and the Securities Administrator and the termination of this Agreement.

         Section 4.04 LIMITATIONS ON LIABILITY OF THE MASTER SERVICER AND OTHERS. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 4.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Grantor Trust Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or any Basic Document (except to the extent that the Master Servicer is indemnified by the Servicer under the Wells Fargo Servicing Agreement), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Grantor Trust Certificateholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be paid therefor out of the Master Servicer Collection Account as provided by Section 3.03. Nothing in this Subsection 4.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 2.01(a).

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the

Mortgaged Properties but shall give written notice to the Grantor Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

         Section 4.05 MASTER SERVICER NOT TO RESIGN. Except as provided in
Section 4.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Grantor Trustee and the Issuer to such effect delivered to the Grantor Trustee and the Issuer. No such resignation by the Master Servicer shall become effective until EMC or the Grantor Trustee or a successor to the Master Servicer reasonably satisfactory to the Grantor Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 5.02 hereof. The Grantor Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 4.06 SUCCESSOR MASTER SERVICER. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer or the Grantor Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as EMC and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the master servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section 4.07 SALE AND ASSIGNMENT OF MASTER SERVICING. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to master service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Grantor Trustee and EMC (as evidenced in a writing signed by the Grantor Trustee and EMC); and (d) shall execute and deliver to the Grantor Trustee an agreement, in form and substance reasonably satisfactory to the Issuer and the Grantor Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuer and the Grantor Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the

Issuer and the Grantor Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer and the Grantor Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and
(iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                    ARTICLE V

                                     DEFAULT

         Section 5.01 MASTER SERVICER EVENTS OF DEFAULT. "Master Servicer Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                  (i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Grantor Trust Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Grantor Trustee or to the Master Servicer and the Grantor Trustee by the Holders of Grantor Trust Certificates aggregating at least 25% of the Certificate Principal Balance of the Grantor Trust Certificates; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 4.05 or 4.07; or

                  (vi) The Master Servicer fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Business Day before the Payment Date.

In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Grantor Trustee or the Holders of Grantor Trust Certificates aggregating at least 51% of the Certificate Principal Balance of the Grantor Trust Certificates, by notice in writing to the Master Servicer (and to the Grantor Trustee if given by such Grantor Trust Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Grantor Trust Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 5.02, automatically and without further action pass to and be vested in the Grantor Trustee pursuant to this Section 5.01; and, without limitation, the Grantor Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Grantor Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Grantor Trustee of
(i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Grantor Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 5.01 shall occur of which a Responsible Officer of the Grantor Trustee has received written notice or has actual knowledge, the Grantor Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Grantor Trust Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Grantor Trustee shall thereupon become the successor Master Servicer as provided in Section 5.02 and carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 5.01. Any such action taken by the Grantor Trustee must be prior to the distribution on the relevant Payment Date.

         Section 5.02 GRANTOR TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to
Section 5.01 or an Opinion of Counsel pursuant to Section 4.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Grantor Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Grantor Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to
Section 4.06, the Grantor Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Grantor Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Grantor Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Notes will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Grantor Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Grantor Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as EMC and such successor shall agree; provided, however, that the provisions of
Section 4.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Grantor Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Grantor Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Grantor Trustee and, accordingly, the provisions of the Grantor Trust Agreement shall be inapplicable to the Grantor Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Grantor Trustee in its capacity as Grantor Trustee); the provisions of Article IV, however, shall apply to it in its capacity as successor master servicer.

         Section 5.03 NOTIFICATION TO GRANTOR TRUST CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to the Master Servicer, the Grantor Trustee shall give prompt written notice thereof to the Grantor Trust Certificateholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

         Section 5.04 WAIVER OF DEFAULTS. The Grantor Trustee shall transmit by mail to all Grantor Trust Certificateholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Grantor Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Grantor Trust Certificates aggregating at least 51% of the Note Principal Balance of the Certificates may, on behalf of all Grantor Trust Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Grantor Trust Certificates, which default may only be waived by Holders of Grantor Trust Certificates aggregating 100% of the Certificate Principal Balance of the Grantor Trust Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Grantor Trustee shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         Section 6.01 AMENDMENT. (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Grantor Trustee, without notice to or the consent of any of the Grantor Trust Certificateholder, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, addressed to the Grantor Trustee, adversely affect in any material respect the interests of any Grantor Trust Certificateholders.

         (b) This Agreement may also be amended from time to time by the Master Servicer, the Depositor, the Securities Administrator and the Grantor Trustee, with the consent of the Holders of Grantor Trust Certificates aggregating at least 51% of the Certificate Principal Balance of the Grantor Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Grantor Trust Certificateholders provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Grantor Trust Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Grantor Trust Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Grantor Trust Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 6.01(b), Grantor Trust Certificates registered in the name of or held for the benefit of the Depositor, the Securities Administrator, the Master Servicer, or the Grantor Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Grantor Trust Certificates.

         (c) Promptly after the execution of any such amendment, the Grantor Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Grantor Trust Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Subsection 6.01(b) above, it shall not be necessary for the Grantor Trust Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Grantor Trust Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Grantor Trust Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Grantor Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Grantor Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Grantor Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

         Section 6.02 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Grantor Trust Certificateholders, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Grantor Trust Certificateholders requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Grantor Trust Certificateholders or is required by law.

         Section 6.03 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 6.04 NOTICES. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, or to such other address as may hereafter be furnished to the other parties hereto in writing;
(ii) in the case of the Grantor Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC, 383 Madison Avenue, New York, New York 10179 and its phone number is (212) 272-2000, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer, Wells Fargo Bank, National Association, P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - Bear Stearns ARM Trust 2005-2), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or
(v) in the case of the Issuer, to Bear Stearns ARM Trust 2005-2 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; and (vii) in the case of the Rating Agencies, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007. Any notice delivered to the Depositor, the Master Servicer, the Grantor Trustee, the Issuer or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Grantor Trust Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Grantor Trust

Certificateholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Grantor Trust Certificateholder receives such notice.

         Section 6.05 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Grantor Trust Certificateholders thereof.

         Section 6.06 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon the parties hereto, the Grantor Trust Certificateholders and their respective successors and assigns. The Grantor Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

         Section 6.07 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 6.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 6.09 NOTICE TO RATING AGENCIES. The Grantor Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Grantor Trustee has actual knowledge or written notice:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer, the Grantor Trustee or the Securities Administrator ; and

                  4. Any change in the location of the Master Servicer Collection Account.

         Section 6.10 TERMINATION. The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section
8.06 thereof. Upon the presentation and surrender of the Notes, the Securities Administrator shall distribute to the remaining Securityholders, in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Following such final Payment Date, the Grantor Trustee shall, or shall cause the Custodian to, release promptly to the Issuer or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and Payment Account shall terminate, subject to the Securities Administrator's obligation to hold any amounts payable to the Securityholders in trust without interest pending final distributions pursuant to the Indenture.

         Section 6.11 NO PETITION. Each party to this Agreement (and with respect to Wells Fargo, solely in its capacities as Master Servicer and Securities Administrator and not in its individual or corporate capacity) by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.

         Section 6.12 NO RECOURSE. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

         Section 6.13 ADDITIONAL TERMS REGARDING INDENTURE. The Grantor Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Grantor Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in the Grantor Trust Agreement.

         IN WITNESS WHEREOF, the Depositor, Master Servicer, the Securities Administrator, EMC and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS II INC., as Depositor


                                        By: /s/ Baron Silverstein
                                           ----------------------------
                                        Name:   Baron Silverstein
                                        Title:  Vice President


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer


                                        By: /s/ Stacey Taylor
                                           ----------------------------
                                        Name:   Stacey Taylor
                                        Title:  Assistant Vice President


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Securities Administrator


                                         By: /s/ Stacey Taylor
                                           ----------------------------
                                        Name:    Stacey Taylor
                                        Title:   Assistant Vice President


                                        EMC MORTGAGE CORPORATION,
                                        as Seller


                                        By: /s/ Dana Dillard
                                           ----------------------------
                                        Name:   Dana Dillard
                                        Title:  Senior Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Grantor Trustee


                                        By: /s/ Vaneta Bernard
                                           ----------------------------
                                        Name:   Vaneta Bernard
                                        Title:  Vice President

STATE OF NEW YORK            )
                             )    ss.:
COUNTY OF NEW YORK           )

         On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a ________________ of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        ________________________
                                                        Notary Public

[Notarial Seal]

STATE OF MASSACHUSETTS           )
                                 )  ss.:
COUNTY OF SUFFOLK                )

         On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) ______________ of U.S. Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ________________________
                                                        Notary Public

[Notarial Seal]

STATE OF MARYLAND                 )
                                  )  ss.:
COUNTY OF HOWARD                  )

         On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        ________________________
                                                        Notary Public

[Notarial Seal]

STATE OF MARYLAND                )
                                 )  ss.:
COUNTY OF HOWARD                 )

         On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ________________________
                                                        Notary Public

[Notarial Seal]

STATE OF TEXAS               )
                             ) ss.:
COUNTY OF DALLAS             )

         On the 28th day of February, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a ________________ of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        ________________________
                                                        Notary Public

[Notarial Seal]

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [PROVIDED UPON REQUEST]

                                                                       EXHIBIT B



                         WELLS FARGO SERVICING AGREEMENT

                             [Provided Upon Request]